UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on June 5, 2019 (the “Closing Date”), Jerrick Media Holdings, Inc. (the “Company”) and an accredited investor (the “Investor”) entered into a Debt Exchange Agreement whereby the Investor exchanged outstanding unpaid principal and interest for a joint and several interest in a new term loan (the “June 2019 Loan”) pursuant to the terms and conditions outlined in that certain Loan Agreement dated, June 3, 2019 (the “June 2019 Loan Agreement”), between the Company, the Investor and an additional accredited investor (the “Additional Investor”).

Pursuant to the terms of the June 2019 Loan Agreement, the Additional Investor was to fund the Company as follows: (i) $600,000 on June 3, 2019; and (ii) $600,000 on July 1, 2019. The Investor and the Additional Investor had a joint and several interest in the June 2019 Loan in the principal aggregate amount of $2,400,000, assuming the Additional Investor funded the Company in accordance with the foregoing.

In connection with the June 2019 Loan Agreement, the Company and parties thereto entered into a security agreement (the “June 2019 Security Agreement”) pursuant to which the Company granted the Investor and the Additional Investor a senior security interest in the Company’s assets related to a slide collection from a magazine publisher as further defined therein.

On July 29, 2019, the Company entered into an amendment agreement to the June 2019 Loan Agreement with the Investor and the Additional Investor (the “Amendment”), whereby the parties agreed to (i) increase the principal amount of the June 2019 Laon to $2,500,000; and (ii) amend the provisions therein with regard to the ranking of security interests.

On August 12, 2019, the Company entered into a second amendment agreement to the June 2019 Loan Agreement with the Investor and the Additional Investor (the “Second Amendment”), whereby the parties agreed to (i) increase the principal amount of the June 2019 Loan to $3,000,000; and (ii) amend the provisions therein with regard to the ranking of security interests.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Amendment and the Second Amendment, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019. Readers should review such agreements for a complete understanding of the terms and conditions associated with these transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: August 14, 2019	By:	/s/ Jeremy Frommer
Jeremy Frommer Chief Executive Officer

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